Contingencies And Contractual Commitments	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Contingencies and Contractual Commitments	Contingencies and Contractual Commitments
We are a party to various litigation and legal proceedings which we believe, based on advice of counsel, will not either individually or in the aggregate have a materially adverse effect on our financial condition, results of operations or cash flows.

We filed a business interruption claim with our insurance carriers related to a loss at our Woods Cross Refinery that occurred in the first quarter 2018. During the year ended December 31, 2020, we reached a final settlement agreement regarding the amounts owed to us pursuant to our business interruption coverage, and we recognized a gain of $81.0 million, which is reflected in our Corporate and Other segment.

During 2017, 2018 and 2019, the EPA granted the Cheyenne Refinery and Woods Cross Refinery each a one-year small refinery exemption from the RFS program requirements for the 2016, 2017 and 2018, respectively, calendar years. As a result, the Cheyenne Refinery’s and Woods Cross Refinery’s gasoline and diesel production are not subject to the Renewable Volume Obligation for the respective years. Upon each exemption granted, we increased our inventory of RINs and reduced our cost of products sold.
Various subsidiaries of HollyFrontier are currently intervenors in two lawsuits brought by renewable fuel interest groups against the EPA in federal courts alleging violations of the Renewable Fuel Standard under the Clean Air Act and challenging the EPA’s handling of small refinery exemptions. We intervened to vigorously defend the EPA’s position on small refinery exemptions because we believe the EPA correctly applied applicable law to the matters at issue. The first lawsuit is before the Tenth Circuit and challenges the relief the EPA afforded to the Cheyenne refinery following the grant of small refinery exemptions. The matter is fully briefed and remains pending before that court. The second lawsuit is currently pending before the DC Circuit. On August 25, 2021, the EPA filed a motion to voluntarily remand the matter to the EPA. We did not oppose this motion. The DC Circuit granted EPA’s motion for a voluntary remand, but ordered the agency to issue decisions on the challenged 2018 small refinery exemption decisions within 90 days of the court’s December 8, 2021 order or 90 days from the submission of supplemental materials by the small refineries so long as a decision is made within 120 days of the court’s order. HollyFrontier was also recently an intervenor in another lawsuit filed in the Tenth Circuit challenging the grant of small refinery exemptions to the Cheyenne and Woods Cross refineries for the 2016 compliance year. On January 24, 2020, the U.S. Court of Appeals for the Tenth Circuit vacated the small refinery exemptions granted to the Cheyenne and Woods Cross refineries for 2016 and remanded the case to the EPA for further proceedings. On April 15, 2020, the Tenth Circuit issued its mandate, remanding the matter back to the EPA. On September 4, 2020, various subsidiaries of HollyFrontier filed a Petition for a Writ of Certiorari with the U.S. Supreme Court seeking review of the Tenth Circuit decision. On January 8, 2021, the U.S. Supreme Court granted HollyFrontier’s petition. The oral argument occurred on April 27, 2021. The U.S. Supreme Court issued its opinion in this matter on June 25, 2021 and reversed the Tenth Circuit. On July 27, 2021, the Tenth Circuit recalled the mandate it issued to the EPA on April 15, 2020, and vacated its January 24, 2020 judgment. On July 29, 2021, the Tenth Circuit issued an order and judgment confirming that it recalled its mandate and vacated its previous judgment in this case, and returned jurisdiction to the EPA without vacating the exemption decisions. On August 19, 2021, the EPA filed a motion for clarification of the Tenth Circuit’s mandate. The Tenth Circuit denied the EPA’s motion on August 26, 2021, and therefore the matter is now solely before the EPA. We are unable to estimate the costs we may incur, if any, at this time. It is too early to assess how the U.S. Supreme Court decision will impact future small refinery exemptions or whether the remaining cases are expected to have any impact on us.

We have been party to multiple proceedings before the Federal Energy Regulatory Commission (“FERC”) challenging the rates charged by SFPP, L.P. (“SFPP”) on its East Line pipeline facilities from El Paso, Texas to Phoenix, Arizona. In March 2018, FERC ruled that SFPP, as a master limited partnership, was prohibited from including an allowance for investor income taxes in the cost of service underlying its East Line rates. We reached a negotiated settlement with SFPP that provides for a payment to us of $51.5 million. FERC approved the settlement on December 31, 2020 subject to a rehearing period that resulted in a settlement effective date of February 2, 2021. Under the terms of the settlement agreement, SFPP made the $51.5 million payment to us on February 10, 2021. As of December 31, 2020, we had no enforceable right to collect any of the settlement. Accordingly, recognition of a gain occurred when the uncertainties were resolved on February 2, 2021, and we recorded as "Gain on tariff settlement" on our consolidated statements of operations for the year ended December 31, 2021.

Contractual Commitments
We have various long-term agreements (entered in the normal course of business) to purchase crude oil, natural gas, feedstocks and other resources to ensure we have adequate supplies to operate our refineries. The substantial majority of our purchase obligations are based on market prices or rates. These contracts expire in 2022 through 2025.

We also have long-term agreements with third parties for the transportation and storage of crude oil, natural gas and feedstocks to our refineries and for terminal and storage services that expire in 2022 through 2039. At December 31, 2021, the minimum future transportation and storage fees under transportation agreements having terms in excess of one year are as follows:

(In thousands)
2022	$166,456
2023	164,518
2024	163,507
2025	163,972
2026	129,572
Thereafter	839,775
Total	$1,627,800
Transportation and storage costs incurred under these agreements totaled $160.5 million, $139.0 million and $144.8 million for the years ended December 31, 2021, 2020 and 2019, respectively. These amounts do not include contractual commitments under our long-term transportation agreements with HEP, as all transactions with HEP are eliminated in these consolidated financial statements.